NATIONWIDE MUTUAL FUNDS
Nationwide Large Cap Equity Fund
(formerly, Nationwide HighMark Large Cap Core Equity Fund)

Supplement dated June 14, 2018
to the Summary Prospectus dated April 10, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.
Effective immediately, the Nationwide Large Cap Equity Fund is renamed the "Nationwide Diamond Hill Large Cap Concentrated Fund." All references to the Fund's former name in the Summary Prospectus are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE